UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 11, 2004

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Item 12.  Results of Operational Condition.

On March 11, 2004, Wave Systems Corp. (“Wave”) announced results for its fourth quarter and year ended December 31, 2003 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release entitled “Wave Systems Provides Update on Corporate Progress and Reviews Q4 2003 Results.”  Also on March 11, 2004, Wave announced that it would be correcting the accounting treatment of a non-cash item in its initial press release, after it was informed by its auditors that such accounting treatment, to which the auditors and Wave previously agreed, was incorrect.  This announcement was made in a press release entitled “Wave Systems Corrects its Q4 and Full-Year 2003 Results.”  Finally, on March 12, 2004, prior to the opening of the market, Wave announced its corrected results for its fourth quarter and year ended December 31, 2003.  This announcement was made in a press release entitled “Wave Provides Update on Corporate Progress and Reviews Q4 2003 Results (Corrected).”  For the purpose of clarity, only the latest press release entitled “Wave Provides Update on Corporate Progress and Reviews Q4 2003 Results (Corrected)” is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1	Press release, dated March 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.
	By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: March 12, 2004

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release, dated March 12, 2004.